FORM 8-K


                       Securities and Exchange Commission

                             Washington, D.C. 20549


                                 CURRENT REPORT

                        Pursuant to Section 13 or 15 (d)
                     of the Securities Exchange Act of 1934


            Date of Report (Date of earliest event reported) 11/25/97

                               Tour Max Golf, Inc.
                      Formerly Affinity Entertainment, Inc.
             (Exact Name of Registrant as specified in its Charter)


      Delaware                      0-12193                 22-2473403
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 (State or other              (Commission File              (IRS Employer
 Jurisdiction of                    Number)                 Identification
 Incorporation)                                             Number)



                 15310 Amberly Drive, Suite 370, Tampa, FL 33647
               (Address of Principal Executive Offices)(Zip Code)


        Registrant's Telephone Number, including area code: 813-975-8180


                          Affinity Entertainment, Inc.
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          (Former name or former address, if changed since last report)






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ITEM 2.     ACQUISITION OF DISPOSITION OF ASSETS

      On October 23, 1997, Affinity Entertainment, Inc., ("Affinity"), a Delaware Corporation, entered into and consummated a stock acquisition agreement with Tour Star Golf, Inc., ("Tour Star"), a Florida Corporation, to acquire all the issued and outstanding shares of Tour Star common stock.

ITEM 4.     CHANGES IN REGISTRANT'S  CERTIFYING ACCOUNTANT

      a) On November 10,1997, Weinberg & Company resigned their engagement as the Company's auditors.

      b) During the fiscal year ended September 30,1996, and through the current date, there have been no disagreements with Weinberg &
            Company on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure or any reportable events.

      c) The report of Weinberg & Company for the fiscal year ended September 30, 1996, did not contain an adverse opinion, disclaimer of opinion, qualification, or modification as to audit scope or accounting principles.

      d) The Company has requested Weinberg & Company to furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made by the Company in response to this Item 4, and if not, stating the respects in which it does not agree. The Company delivered a copy of this Form 8-K report to Weinberg & Company on December 8, 1997. The Company will file an exhibit to this Form 8-K report, a copy of such letter when it is received.

ITEM 5.     OTHER EVENTS

      The name of the Corporation was changed to Tour Max Golf, Inc., effective October 29, 1997.

      Subsequent to the consummation of the transaction, the following new Officer(s) was appointed/elected:

            Daniel J. Seifried, President, Secretary, Treasurer

      Subsequent to the consummation of the transaction, the following new Directors were appointed/elected:

            Daniel J. Seifried
            Reynold Glanz
            Steve Rawlings

ITEM 6.     RESIGNATION OF REGISTRANT'S DIRECTORS

      Immediately subsequent to the consummation of the transaction, the Board of Directors accepted the resignations of William J. Bosso and James E. Farrell as officers of the Corporation, and also accepted the resignations of William J. Bosso, James E. Farrell, John W. Benton and Thomas P. Rowan as Directors of the Corporation.


ITEM 7.     EXHIBITS

      1) Letters of Weinberg & Company pursuant to Item 304 (a) 3 of Regulation 8-K.



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                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:       December 8, 1997
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                                                 TOUR MAX GOLF, INC.



                                                 By:   /s/   Daniel J. Seifried
                                                    ----------------------------
                                                      Daniel J. Seifried
                                                      President